CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

DERIVED INFORMATION   9/11/03

$425,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$725,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2003-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

$425,000,000 (Approximate)

Home Equity Pass-Through Certificates, Series 2003-6

Pricing Information

Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-2	307,000,000	II	Senior/Adj	LIBOR + [ ]%	[2.8]	AAA/Aaa/AAA
M-1	43,500,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.3]	AA/Aa2/AA
M-2	32,650,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.2]	A/A2/A
M-3	7,250,000	I & II	Mezzanine/Adj	LIBOR + [ ]%	[5.2]	A-/A3/A-
B-1	12,750,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB+/Baa1/BBB+
B-2	12,750,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.2]	BBB/Baa2/BBB
B-3	9,100,000	I & II	Subordinate/Adj	LIBOR + [ ]%	[5.1]	BBB-/Baa3/BBB-
Total	425,000,000

Non- Offered Certificates (1):

Class	Approximate Certificate Balance ($)	Loan Group	Bond Type	Coupon (2)	WAL (Years)	Proposed Ratings (S&P/Moody’s/Fitch)
A-1	300,000,000	I	Senior/Adj/Wrap	LIBOR + [ ]%	[2.9]	AAA/Aaa/AAA
A-IO-1	Notional (4)	I & II	Variable IO	(6)	N/A	AAA/Aaa/AAA
A-IO-2	Notional (5)	I & II	Variable IO	(7)	N/A	AAA/Aaa/AAA
R (3)	50	II	Residual	LIBOR + [ ]%	N/A	AAA/---/AAA
X	0	I & II	Subordinate	N/A	N/A	N/A

(1)

The fixed rate collateral ramp assumes 4% CPR increasing to 20% CPR in month 12 and the adjustable rate collateral ramp assumes 6% CPR increasing to 28% CPR in month 18.  Bonds are priced to call at 100% of the Pricing Prepayment Speed and assuming one-month libor and six-month libor are 1.12% and 1.18%, respectively.

(2)

The coupons are capped by the applicable Net Funds Cap as described herein.

(3)

Non-economic residual with the tax liabilities of the REMIC.

(4)

Notional amount is equal to (a) 45.00% of the sum of the Class A-1 and Class A-2 Certificates (“Class A Certificates”) balances until the 24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.

(5)

Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 18) and (b) the aggregate collateral balance (including amounts in the prefunding account) for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.

(6)

The lesser of (a) [6.88%] and (b) the excess, if any, of 8.00% less one-month LIBOR, subject to the applicable Net Funds Cap as described herein.

(7)

The excess, if any, of [1.12%] over one-month LIBOR.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

SUMMARY TERMS

Underwriter:	Credit Suisse First Boston Corp. (sole manager).
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Servicers:	[TBD%] Ocwen Federal Bank, FSB and [TBD%] Chase Manhattan Mortgage Corp.
Trustee:	TBD
Cut-off Date:	On or about October 1, 2003 for the initial Mortgage Loans.
Investor Settlement:	On or about [October 30, 2003], Closing Date [October 29, 2003]
Distribution Dates:	25th day of each month (or the next succeeding business day), beginning in November 2003.
Accrual Period:

For any class of certificates and any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, in the case of the first Accrual Period, with respect to the Certificates (other than the Class A-IO Certificates), the closing date, and with respect to the Class A-IO Certificates, October 25, 2003) and ending on the day immediately preceding the related Distribution Date.

Delay Days:	0 days.
Pricing Prepayment Speed:

With respect to the fixed rate Mortgage Loans, 100% of the prepayment assumption (the “Fixed PPC”) describes prepayments starting at 4% CPR in month 1, increasing by approximately 1.4545% CPR per month to 20% CPR in month 12, and remaining at 20% CPR thereafter.

With respect to the adjustable rate Mortgage Loans, 100% of the prepayment assumption (the “ARM PPC”) describes prepayments starting at 6% CPR in month 1, increasing by approximately 1.2941% CPR per month to 28% CPR in month 18, and remaining at 28% CPR thereafter.

Certificate Ratings:

The Class A Certificates, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates are expected to be rated by S&P, Moody’s, and Fitch.

Class A:

  AAA/Aaa/AAA

Class M-1:

  AA/Aa2/AA

Class M-2:

  A/A2/A

Class M-3:

  A-/A3/A-

Class B-1:

  BBB+/Baa1/BBB+

Class B-2:

  BBB/Baa2/BBB

Class B-3:

  BBB-/Baa3/BBB-

Optional Call:	The transaction will have a 10% optional call.
Prefunding Amount:	Approximately 15% - 20%
Capitalized Interest Acct:	TBD
Offered Certificates:	The Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates
ERISA Eligibility:

Subject to the considerations and conditions described in the Prospectus and Prospectus Supplement.  It is expected that the Class A-1, Class A-2, Class A-IO-1, Class A-IO-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 may be purchased by employee benefit plans that are subject to ERISA.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

SMMEA Treatment:	None of the classes will constitute “mortgage related securities” for purposes of SMMEA.
Taxation:	REMIC.
Maximum Pool Balance:	The aggregate of the initial principal balance of the Mortgage Loans plus the Prefunding Amount.
Margin Step-up:

If the optional clean-up call is not exercised, the Certificate margin, except for the Class A-IO Certificates, will be increased by (1) the initial pass-through margin for the Class A certificates; and (2) by the lesser of (x) 50 basis points and (y) one-half the initial pass-through margin with respect to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3.

Expense Fee Rate:	The per annum rate at which the servicing, trustee, and loss mitigation advisor fees accrue.
Pass-through Rate:

The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates) for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each Distribution Date is a per annum rate equal to the lesser of: (1) [6.88%] and (2) lesser of:  (i) the excess, if any, of 8.00% over one-month LIBOR for that Distribution Date and (ii) the Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each Distribution Date is a per annum rate equal to the excess, if any, of [1.12%] over one-month LIBOR for that Distribution Date.

Group 1 Excess Interest Amount:

For any Distribution Date, the product of (a) the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to subclause (2)(A) of the Monthly Excess Cashflow waterfall and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

Class A-1 Net Funds Cap:

For any Distribution Date and the Class A-1 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 1 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 1 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-2 Net Funds Cap:

For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for loan group 2 on such date and (2) 12, and the denominator of which is the Aggregate Loan Group Collateral Balance of loan group 2 for the immediately preceding Distribution Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Class A-IO-1 Net Funds Cap:

For any Distribution Date and the Class A-IO-1 Certificates, will be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (B) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the Current Interest due the Class A-1 Certificates on that Distribution date by the Class Principal Balance of the Class A-1 Certificates immediately prior to that Distribution Date; and (2)(X) the Class A-2 Net Funds Cap (without adjustment for the actual number of days in the Accrual Period) less (Y) the rate obtained by multiplying (i) 12 and (ii) the percentage obtained by dividing the sum of the Current Interest due the Class A-2 Certificates on that Distribution Date by the aggregate Class Principal Balance of the Class A-2 Certificates immediately prior to that Distribution Date; weighted according to the respective Class Principal Balances of (I) the Class A-1 Certificates and (II) the Class A-2 Certificates, respectively and (bb) 45.00%.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Subordinate Net Funds Cap:

For any Distribution Date and the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, a per annum rate equal to a weighted average of (i) the Class A-1 Net Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution Date; weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

Subordinate Group 1 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 1 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 1, less the Class Principal Balance of the Class A-1 Certificates.

Subordinate Group 2 Balance:

For any Distribution Date will be the aggregate of the Stated Principal Balances of the group 2 mortgage loans as of the last day of the related collection period, plus amounts on deposit in the prefunding account  for such date related to loan group 2,  less the Class Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward Amount:

If on any Distribution Date, the Pass-Through Rate for a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would have been entitled to receive on such Distribution Date had the applicable Pass-Through Rate not been subject to the related Net Funds Cap, up to the related Maximum Interest Rate, over (ii) the amount of interest such Class of Certificates received on such Distribution Date based on the Net Funds Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the Net Funds Cap) is the “Basis Risk Carry Forward Amount” on such Class of Certificates.  The ratings on each Class of Certificates do not address the likelihood of the payment of any Basis Risk Carry Forward Amount.

Maximum Interest Rate:

For the Class A-1, Class A-2, and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (i) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in the related loan group and (ii) the weighted average Net Mortgage Rate of the fixed-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period. For the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and any Distribution Date, an annual rate equal to (a) the weighted average of (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups and the (y) weighted average Net Mortgage Rate of the fixed-rate mortgage loans in both loan groups, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual Period.

Net Mortgage Rate:	As to each mortgage loan, and at any time, the per annum rate equal to the mortgage rate of such mortgage loan less the rate at which such loan’s Expense Fee Rate accrues.
Principal and Interest Advancing:

The servicers will be obligated to make advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent deemed recoverable (as described in Prospectus Supplement).

Accrued Certificate Interest:	For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Interest Carry Forward Amount: Principal Remittance Amount:

For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i) the excess of (A) the Accrued Certificate Interest for such Class with respect to prior Distribution Dates (excluding any Basis Risk Carry Forward Amount with respect to such Class), plus any unpaid Interest Carry Forward Amount from the prior Distribution Date, over (B) the amount actually distributed to such Class with respect to interest on such prior Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

The sum of (1) all principal collected (other than payaheads) or advanced in respect of scheduled payments on the mortgage loans during the related Collection Period (less unreimbursed Advances, servicing advances and other amounts due to the servicers and the trustee to the extent allocable to principal) and the principal portion of payaheads previously received and intended for application in the related Collection Period, (2) all principal prepayments received during the related prepayment period, (3) the outstanding principal balance of each mortgage loan that was repurchased during the calendar month immediately preceding that Distribution Date, (4) the portion of any substitution amount paid with respect to any replaced mortgage loans during the calendar month immediately preceding that Distribution Date allocable to principal, (5) all net liquidation proceeds and any other recoveries (net of unreimbursed Advances, servicing advances and other expenses, to the extent allocable to principal) collected during the related Collection Period, to the extent allocable to principal, (6) amounts withdrawn from the Interest Rate Cap Account to covered Realized Losses on the mortgage loans incurred during the related Collection Period, and (7) with respect to the January 2004 Distribution Date, the amount remaining in the Prefunding Account at the end of the Prefunding Period in respect of that loan group.

Optimal Interest Remittance Amount

For any distribution date and loan group, will be equal to the excess of (i) the product of (1) (x) the weighted average Net Mortgage Rate of the mortgage loans in the related loan group as of the first day of the related Collection Period less, with respect to loan group 1, the product of (a) the per annum rate at which the bond insurer premium is calculated (as set forth in the pooling and servicing agreement) and (b) the Class Principal Balance of the Class A-1 Certificates divided by the Aggregate Loan Group Collateral Balance of loan group 1 as of the first day of the related Collection Period, divided by (y) 12 and (2) the applicable Aggregate Loan Group Collateral Balance for the immediately preceding distribution date, over (ii) any expenses that reduce the Interest Remittance Amount for that loan group which did not arise as a result of a default or delinquency of the mortgage loans and were not taken into account in computing the Expense Fee rate.

Credit Enhancement:	1. Excess cashflow. 2. Overcollateralization. 3. Subordination (see table below).

Class	Approximate Expected Initial Credit Enhancement*	Approximate Expected Initial Target Credit Enhancement*	Approximate Expected Final Target Credit Enhancement**
A	16.25%	17.65%	35.30%
M-1	10.25%	11.65%	23.30%
M-2	5.75%	7.15%	14.30%
M-3	4.75%	6.15%	12.30%
B-1 B-2 B-3	3.00% 1.25% 0.00%	4.40% 2.65% 1.40%	8.80% 5.30% 2.80%

*    Prior to stepdown date, based on Maximum Pool Balance.

** After stepdown date, based on current pool balance.

Overcollateralization:

1.

Before the Stepdown Date, the required overcollateralization amount is [1.40]% of the Maximum Pool Balance.

2.

On and after the Stepdown Date, the required overcollateralization amount is [2.80]% of the outstanding pool balance (subject to a Trigger Event).

3.

The required overcollateralization amount is subject to a floor of 0.50% of the Maximum Pool Balance.

4.

On any Distribution Date on or after the Stepdown Date, if a Trigger Event occurs or is continuing, the required overcollateralization amount will be equal to the required overcollateralization amount in effect for the Distribution Date immediately preceding such Distribution Date.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Senior Enhancement Percentage:

With respect to any Distribution Date and the senior certificates, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and (ii) the overcollateralization amount, in each case prior taking into account the distribution of the Principal Distribution Amount on such Distribution Date, by (y) the aggregate principal balance of the Mortgage Loans, plus amounts on deposit in the prefunding account, as of the first day of the related remittance period.

Stepdown Date:	The later to occur of (i) the Distribution Date in November 2006 and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to approximately 35.30%.
Trigger Event:

A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds [43.0%] of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such Distribution Date is greater than the percentage set forth in the following table:

Range of Distribution Dates	Cumulative Loss Percentage
November 2006 – October 2007	[2.50%]*
November 2007 – October 2008	[4.00%]*
November 2008 – October 2009	[5.25%]*
November 2009 – October 2010	[5.50%]*
November 2010 and thereafter	[6.00%]

* The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by 1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Source for Calculation of One-Month LIBOR:	Telerate Page 3750.
Delinquent Loan Substitution: Overcollateralization Commencement Date:

If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date occurs and ending on the Cut-off Date prior to the close of business on November 30, 2003, and (b) the aggregate of such mortgage loans (as defined in clause (a)) is less than 3% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefund account as of the Closing Date, DLJ Mortgage Capital, Inc. shall be required to either repurchase or substitute such Mortgage Loans, in accordance with the terms of the pooling and servicing agreement.

Either (i) the January 2004 Distribution Date or (ii) the December 2003 Distribution Date if more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off Date, prior to the close of business on November 30, 2003.

Group Allocation Amount:

For any Distribution Date on or after the Stepdown Date, the product of (a) the Senior Principal Payment Amount for that Distribution Date and (b) a fraction, the numerator of which is the Principal Remittance Amount derived from the related loan group and the denominator of which is the Principal Remittance Amount for both loan groups, in each case for that Distribution Date (as described in the prospectus supplement).  For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) in the definition thereof.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Distributions to Certificateholders:
I.	The Interest Remittance Amount from the loan groups shall be distributed each Distribution Date as follows:

1.

From Group 2, to the Trustee, the trustee fee, if any;

2.

From Group 1, to the bond insurer, any premium due with respect to the Class A-1 certificate guarantee insurance policy;

3.

From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;

4.

From Group 1, to the Trustee, the Trustee fee amount remaining unpaid from (1) above, if any;

5.

From Group 1, to the Loss Mitigation Advisor, the policy premium amount remaining unpaid from (3) above, if any;

6.

From Group 2, to the bond insurer, any premium due with respect to the Class A-1 certificate guarantee insurance policy remaining unpaid from (2) above, if any;

7.

Concurrently, to the Class A Certificates, the Class A-IO-1, and the Class A-IO-2 Certificates, Accrued Certificate Interest and any Interest Carry Forward Amounts for such Classes, pro rata; provided that (a) the Class A-1 Certificates receive interest from the Interest Remittance Amount of the Group 1 Loans before any interest is allocated to the Class A-1 Certificates from the Interest Remittance Amount of the Group 2 Loans and (b) interest amounts distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the Interest Remittance Amount of the Group 2 Loans prior to amounts being paid to such classes from the Interest Remittance Amount of Group 1 Loans;

8.

First from Group 1 and then from Group 2, to the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guarantee insurance policy, together with interest thereon at the rate set forth in the pooling and servicing agreement;

9.

To the Class M-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

10.

To the Class M-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

11.

To the Class M-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

12.

To the Class B-1 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

13.

To the Class B-2 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

14.

To the Class B-3 Certificates, first from the Interest Remittance Amount for Loan Group 2 and then from the Interest Remittance Amount for Loan Group 1, Accrued Certificate Interest and any Interest Carry Forward Amount for such Class;

15.

 For application as part of monthly excess cash flow.

II.	Before the Stepdown Date or during a Trigger Event, collections of principal shall be allocated according to the following priority:
1. From Group 1, to the Class A-1 Certificates until the principal balance of such class is reduced to zero;
2. From Group 1, to the Class A-2 Certificates, until the Class Certificate principal balance is reduced to zero;
3. From Group 2, to the Class R Certificates and then to the Class A-2 Certificates until the Class Certificate Balances have been reduced to zero;
4 From Group 2, to the Class A-1 Certificates until the Class Certificate Balance is reduced to zero;

5.     To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guaranty insurance policy, to the extent not paid pursuant to distributions of interest (above), together with interest thereon at the rate set forth in the pooling and servicing agreement;

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

6. Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates, in that order, until the respective Class Certificate Balances are reduced to zero; and
7. For application as part of monthly excess cash flow.

III.	On and after the Stepdown Date (assuming no Trigger Event is in effect), collections of principal shall be allocated according to the following priority:

1.

From the Principal Remittance Amount derived from Group 1, sequentially, first to (x) the Class A-1 Certificates and then to (y) the Class A-2, the Group 1 Allocation Amount plus the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the Group 1 mortgage loans, until the respective Class Principal Balance is reduced to zero;

2.

From the Principal Remittance Amount derived from Group 2, sequentially, first to (x) the Class A-2    and then to (y) the Class A-1 Certificates, the Group 2 Allocation Amount plus the component of the Principal Remittance Amount representing payments under the Interest Rate Cap Agreement to cover Realized Losses on the Group 2 mortgage loans, until the respective Class Principal Balance is reduced to zero;

3.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guaranty insurance policy, to the extent not otherwise paid pursuant to distributions of interest and subclause II under distribution of principal above together with interest thereon at the rate set forth in the pooling and servicing agreement;

4.

Sequentially, to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and B-3 Certificates (until the respective class principal balances have been reduced to zero) in accordance with the Target Credit Enhancement percentages for each class; and

5.

For application as part of each month’s excess cash flow.

IV.	Any amount remaining after distributions in clauses I, II and III above shall be distributed to the certificates in the following order of priority:

1.

For the first, and if the Delinquent Loan Substitution (as described on page 7) required is both greater than 0.00% and less than or equal to 3.00% of the initial principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amount deposited into the prefunding account as of the Closing Date, the second Distribution Date, 100% of the excess interest defined here in IV will be released to the Class X Certificates;

2.

(A) Until the aggregate Class Principal Balance of the certificates equals the aggregate loan balance for such Distribution Date minus the targeted overcollateralization amount for such date, on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event has occurred, to the extent of Monthly Excess Interest for such Distribution Date, to the certificates, in the following order of priority:

(a)  (i) to the extent of the Monthly Excess Interest derived from loan group 1, sequentially to (x)   the Class A-1 Certificates and then to (y) the Class A-2 Certificates, in that order, the Group 1 Excess Interest Amount, until the respective Class Principal Balance has been reduced to zero; (ii) sequentially, to (x) the Class A-2 Certificates and then to (y) the Class A-1 Certificates, in that order, until the respective Class Principal Balance has been reduced to zero;

(b)  to the Class M-1 Certificates, until the Class Principal Balance has been reduced to zero;

(c)  to the Class M-2 Certificates, until the Class Principal Balance has been reduced to zero;

(d)  to the Class M-3 Certificates, until the Class Principal Balance has been reduced to zero;

(e)  to the Class B-1 Certificates, until the Class Principal Balance has been reduced to zero;

(f)  to the Class B-2 Certificates, until the Class Principal Balance has been reduced to zero; and

(g)  to the Class B-3 Certificates, until the Class Principal Balance has been reduced to zero

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

2. (B) On each Distribution Date on or after the Stepdown Date and with respect to which a Trigger Event                                          has not occurred, to fund any principal distributions required to be made on such Distribution Date set forth above in subclause III (above), after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

3.

To the bond insurer, any reimbursement for amounts paid under the Class A-1 certificate guarantee                   insurance policy, to the extent not otherwise paid pursuant to Distributions of Interest and Distributions of Principal above, together with interest thereon at the rate set forth in the pooling and servicing agreement to the extent not previously reimbursed;

4.

To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;

5. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class; 6. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;

7.    To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;

8.    To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;

9.    To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;

10. To the Class A Certificates, any Basis Risk Carry Forward Amounts, for such Classes, pro rata;

11.  To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

12.  To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

13.  To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

14.  To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts for such Class;

15.  To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts for such Class;

16.  To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts for such Class;

17.  To the Basis Risk Reserve Fund, any amounts required to be paid thereto;

18.  To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

19.  To the Class R Certificates, any remaining amount.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Amounts on deposit in the Interest Rate Cap Account (as described on page 17) will be available on any Distribution date to pay following amounts:

(i)  to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates, in that order, any applicable deferred amounts, with interest therein at the applicable pass-through rate, prior to giving effect to amounts available to be paid in respect of deferred amounts as described hereunder under Section IV (previous page) on such Distribution Date;

(ii) to the Principal Remittance Amount, up to the amount of Realized Losses on the mortgage loans incurred during the related Collection Period; and

(iii) to Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any withdrawals from the Basis Risk Reserve Fund or from amounts available to be paid in respect of Basis Risk Shortfalls as described herein under Section IV (previous page) on such Distribution Date.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

BOND SUMMARY

To Call

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

To Maturity

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Collateral Net WAC – Class A-2

Spot Libor	Stressed Libor

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Collateral Net WAC – Mezzanine & Subordinate Classes

Spot Libor	Stressed Libor

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Breakeven CDR Table

The tables below display the Constant Default Rate (“CDR”), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward libor.  Other assumptions incorporated include:  (1) prepayment speed is 100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4) triggers fail (i.e., no stepdown):

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Interest Rate Cap

The Interest Rate Cap shall provide payments (actual/360 accrual basis) on the Notional Balance for the related period at a per annum rate equal to the positive difference, if any, between the current level of 1m libor over the 1m Libor Strike as displayed above for such period.

Interest Rate Cap Account

Amounts paid under the Interest Rate Cap Agreement not used on any Distribution Date to cover realized losses on the mortgage loans or to pay deferred amounts or Basis Risk Shortfalls will remain on deposit in the Interest Rate Cap Account and may be available on future Distribution Dates to make the payments described on page 10.  However at no time will the amount on deposit in the Interest Rate Cap Account exceed the target amount.

The Interest Rate Cap Account target amount for any period shall equal the excess, if any, of the Targeted Overcollateralization Amount for such period over the overcollateralization amount for such period.    The Interest Rate Cap Account target amount at closing shall be approximately [$10,150,001].

Each period, any amount on deposit in the Interest Rate Cap Account in excess of the target amount will be released to the Class X Certificateholders.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Class A-IO-2 Notional Schedule

    *  The Notional Balance in any period shall equal the lesser of (a) the Notional Balance for such period as shown above and

        (b) the aggregate collateral balance (including amounts in the prefunding account) for such period.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,097
Total Outstanding Loan Balance	$716,107,149		Min	Max
Average Loan Current Balance	$140,496		$4,875	$738,781
Weighted Average Original LTV	81.5%	*
Weighted Average Coupon	7.68%		4.50%	14.99%
Arm Weighted Average Coupon	7.64%
Fixed Weighted Average Coupon	7.83%
Weighted Average Margin	6.65%		3.75%	11.50%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	98.2%
% Second Liens	1.8%
% Arms	78.7%	**
% Fixed	21.3%	***
% of Loans with Mortgage Insurance	0.0%

*     Note, for second liens, CLTV is employed in this calculation.

**   Including prefunding, adjustable rate loans will account for approximately 78.5% of the total collateral balance.

***  Including prefunding, fixed loans will account for approximately 21.5% of the total collateral balance.

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	104	24,883,601	3.47
5.51 - 6.00	217	43,811,973	6.12
6.01 - 6.50	382	74,619,325	10.42
6.51 - 7.00	685	124,187,179	17.34
7.01 - 7.50	602	93,873,989	13.11
7.51 - 8.00	740	111,731,890	15.60
8.01 - 8.50	575	72,795,263	10.17
8.51 - 9.00	569	70,443,955	9.84
9.01 - 9.50	322	34,502,592	4.82
9.51 - 10.00	274	28,052,572	3.92
10.01 - 10.50	158	14,205,524	1.98
10.51 - 11.00	129	9,806,601	1.37
11.01 - 11.50	76	4,551,985	0.64
11.51 - 12.00	66	2,862,695	0.40
12.01 - 12.50	72	2,288,639	0.32
12.51 - 13.00	65	1,986,242	0.28
13.01 - 13.50	38	1,022,140	0.14
13.51 - 14.00	18	392,423	0.05
14.01 - 14.50	2	54,540	0.01
14.51 >=	3	34,020	0.00
Total:	5,097	716,107,149	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	6	956,237	0.13
476 – 500	8	1,021,664	0.14
501 – 525	222	26,183,247	3.66
526 - 550	310	39,162,821	5.47
551 - 575	560	70,602,496	9.86
576 - 600	698	89,392,157	12.48
601 - 625	901	116,932,274	16.33
626 - 650	1,027	146,248,962	20.42
651 - 675	596	95,615,195	13.35
676 - 700	365	61,551,043	8.60
701 - 725	211	34,755,505	4.85
726 - 750	115	20,723,405	2.89
751 - 775	49	8,227,151	1.15
776 - 800	22	3,555,985	0.50
801 - 825	7	1,179,007	0.16
Total:	5,097	716,107,149	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	549	17,961,755	2.51
50,001 - 100,000	1,513	113,476,056	15.85
100,001 - 150,000	1,316	162,496,616	22.69
150,001 - 200,000	685	118,975,949	16.61
200,001 - 250,000	428	95,536,461	13.34
250,001 - 300,000	236	64,219,771	8.97
300,001 - 350,000	159	51,884,494	7.25
350,001 - 400,000	90	33,750,752	4.71
400,001 - 450,000	57	24,127,973	3.37
450,001 - 500,000	37	17,809,208	2.49
500,001 - 550,000	8	4,213,815	0.59
550,001 - 600,000	12	6,981,244	0.97
600,001 >=	7	4,673,056	0.65
Total:	5,097	716,107,149	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	97	9,360,939	1.31
50.001 - 55.000	54	5,951,639	0.83
55.001 - 60.000	63	7,003,971	0.98
60.001 - 65.000	111	14,612,629	2.04
65.001 - 70.000	184	26,098,810	3.64
70.001 - 75.000	331	45,628,866	6.37
75.001 - 80.000	2,157	339,724,175	47.44
80.001 - 85.000	588	86,114,398	12.03
85.001 - 90.000	709	106,338,525	14.85
90.001 - 95.000	387	48,298,285	6.74
95.001 - 100.000	416	26,974,913	3.77
Total:	5,097	716,107,149	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	2,831	376,369,339	52.56
Reduced	971	135,120,053	18.87
No Income/ No Asset	39	5,314,285	0.74
Stated Income / Stated Assets	1,256	199,303,472	27.83
Total:	5,097	716,107,149	100.00

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	4,649	671,134,255	93.72
Second Home	17	1,895,503	0.26
Investment	431	43,077,391	6.02
Total:	5,097	716,107,149	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	984	215,549,032	30.10
Florida	664	77,034,425	10.76
Ohio	307	27,742,989	3.87
Michigan	240	25,822,497	3.61
Illinois	179	25,221,516	3.52
Texas	261	25,156,484	3.51
Arizona	191	21,696,527	3.03
Washington	128	20,130,640	2.81
Massachusetts	92	19,191,972	2.68
Colorado	107	17,991,631	2.51
New Jersey	90	16,812,638	2.35
New York	88	16,623,161	2.32
Virginia	114	16,482,156	2.30
Pennsylvania	138	16,003,792	2.23
Indiana	153	14,627,808	2.04
Other	1,361	160,019,882	22.35
Total:	5,097	716,107,149	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	2,373	326,332,513	45.57
Refinance - Rate Term	343	51,139,841	7.14
Refinance - Cashout	2,381	338,634,795	47.29
Total:	5,097	716,107,149	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	2,478	379,642,161	53.01
Arm 3/27	1,082	157,797,218	22.04
Arm 5/25	3	1,089,842	0.15
Arm 6 Month	141	25,252,043	3.53
Fixed Rate	1,393	152,325,885	21.27
Total:	5,097	716,107,149	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	4,147	570,305,487	79.64
PUD	409	67,526,513	9.43
2-4 Family	295	48,464,195	6.77
Condo	245	29,743,779	4.15
Manufactured Housing	1	67,175	0.01
Total:	5,097	716,107,149	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	17	3,738,160	0.66
4.01 - 4.50	49	10,117,292	1.79
4.51 - 5.00	157	33,412,078	5.93
5.01 - 5.50	385	76,698,867	13.60
5.51 - 6.00	464	75,508,186	13.39
6.01 - 6.50	464	77,952,853	13.83
6.51 - 7.00	606	91,700,984	16.27
7.01 - 7.50	433	58,888,296	10.45
7.51 - 8.00	437	57,707,906	10.24
8.01 - 8.50	268	33,006,743	5.85
8.51 - 9.00	223	25,634,527	4.55
9.01 - 9.50	103	10,359,249	1.84
9.51 - 10.00	70	6,729,491	1.19
10.01 - 10.50	22	1,973,476	0.35
10.51 >=	6	353,155	0.06
Total:	3,704	563,781,264	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
1 - 3	1	144,199	0.03
4 - 6	139	24,864,727	4.41
10 - 12	1	71,564	0.01
13 - 15	4	895,919	0.16
16 - 18	40	6,237,699	1.11
19 - 21	1,146	172,937,734	30.67
22 - 24	1,291	200,013,503	35.48
25 - 27	6	641,885	0.11
28 - 30	47	8,488,845	1.51
31 - 33	510	73,422,033	13.02
34 - 36	516	74,973,314	13.30
37 >=	3	1,089,842	0.19
Total:	3,704	563,781,264	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	704	143,605,995	25.47
13.01 - 13.50	410	71,000,773	12.59
13.51 - 14.00	595	99,088,023	17.58
14.01 - 14.50	437	64,406,487	11.42
14.51 - 15.00	494	66,105,200	11.73
15.01 - 15.50	352	42,127,924	7.47
15.51 - 16.00	330	37,916,364	6.73
16.01 - 16.50	163	17,927,075	3.18
16.51 - 17.00	142	15,208,008	2.70
17.01 - 17.50	48	4,024,911	0.71
17.51 - 18.00	22	1,773,602	0.31
18.01 >=	7	596,902	0.11
Total:	3,704	563,781,264	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	2	278,287	0.05
4.51 - 6.00	337	70,357,319	12.48
6.01 - 6.50	345	64,708,949	11.48
6.51 - 7.00	506	93,655,649	16.61
7.01 - 7.50	463	72,913,746	12.93
7.51 - 8.00	560	83,678,913	14.84
8.01 - 8.50	414	53,717,738	9.53
8.51 - 9.00	442	56,119,610	9.95
9.01 - 9.50	233	27,154,724	4.82
9.51 - 10.00	212	23,681,296	4.20
10.01 - 10.50	94	9,763,030	1.73
10.51 - 11.00	68	5,613,935	1.00
11.01 - 11.50	21	1,694,261	0.30
11.51 - 12.00	5	352,658	0.06
12.01 - 12.50	2	91,150	0.02
Total:	3,704	563,781,264	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	141	25,096,859	4.45
1.5	197	35,551,827	6.31
2.0	44	11,504,500	2.04
3.0	3,321	491,367,186	87.16
5.0	1	260,892	0.05
Total:	3,704	563,781,264	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	2,922	428,233,818	75.96
1.5	781	135,459,492	24.03
2.0	1	87,954	0.02
Total:	3,704	563,781,264	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

 Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,256
Total Outstanding Loan Balance	$355,302,495		Min	Max
Average Loan Current Balance	$157,492		$7,599	$738,781
Weighted Average Original LTV	81.9%	*
Weighted Average Coupon	7.67%		4.50%	13.99%
Arm Weighted Average Coupon	7.64%
Fixed Weighted Average Coupon	7.74%
Weighted Average Margin	6.64%		3.88%	10.72%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	98.3%
% Second Liens	1.7%	**
% Arms	78.7%	***
% Fixed	21.3%	****
% of Loans with Mortgage Insurance	0.0%

*       Note, for second liens, CLTV is employed in this calculation.

**      Including prefunding, 2nd liens will account for approximately 1.85% of loan group 2’s collateral balance.

***    Including prefunding, adjustable rate loans will account for approximately 78.5% of loan group 2’s collateral balance.

****  Including prefunding, fixed loans will account for approximately 21.5% of loan group 2’s collateral balance.

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	%
0.01 - 5.50	48	13,881,214	3.91
5.51 - 6.00	112	26,051,941	7.33
6.01 - 6.50	166	38,605,641	10.87
6.51 - 7.00	233	54,027,390	15.21
7.01 - 7.50	246	41,621,136	11.71
7.51 - 8.00	313	53,377,991	15.02
8.01 - 8.50	291	39,970,553	11.25
8.51 - 9.00	300	39,290,709	11.06
9.01 - 9.50	143	16,659,596	4.69
9.51 - 10.00	121	12,418,361	3.50
10.01 - 10.50	92	8,571,673	2.41
10.51 - 11.00	78	5,900,574	1.66
11.01 - 11.50	34	2,003,192	0.56
11.51 - 12.00	30	1,413,945	0.40
12.01 - 12.50	36	1,154,840	0.33
12.51 - 13.00	6	193,045	0.05
13.01 - 13.50	4	63,915	0.02
13.51 - 14.00	3	96,781	0.03
Total:	2,256	355,302,495	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
FICO	Loans	Balance	%
<= 0	1	464,919	0.13
476 - 500	4	492,293	0.14
501 - 525	98	12,394,230	3.49
526 - 550	149	20,242,465	5.70
551 - 575	260	34,386,651	9.68
576 - 600	332	47,445,744	13.35
601 - 625	392	57,135,108	16.08
626 - 650	445	70,696,210	19.90
651 - 675	236	44,870,282	12.63
676 - 700	149	29,372,611	8.27
701 - 725	103	19,803,220	5.57
726 - 750	53	10,839,690	3.05
751 - 775	23	4,860,735	1.37
776 - 800	8	1,701,823	0.48
801 - 825	3	596,515	0.17
Total:	2,256	355,302,495	100.00

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	%
<= 50,000	213	7,429,368	2.09
50,001 - 100,000	678	51,129,026	14.39
100,001 - 150,000	540	66,427,566	18.70
150,001 - 200,000	258	44,592,290	12.55
200,001 - 250,000	175	39,125,598	11.01
250,001 - 300,000	73	19,732,148	5.55
300,001 - 350,000	113	37,288,402	10.49
350,001 - 400,000	87	32,627,510	9.18
400,001 - 450,000	55	23,273,266	6.55
450,001 - 500,000	37	17,809,208	5.01
500,001 - 550,000	8	4,213,815	1.19
550,001 - 600,000	12	6,981,244	1.96
600,001 >=	7	4,673,056	1.32
Total:	2,256	355,302,495	100.00

		Total
	No of	Scheduled
Original LTV (%)	Loans	Balance	%
<= 50.000	42	4,221,956	1.19
50.001 - 55.000	23	2,401,416	0.68
55.001 - 60.000	29	3,856,056	1.09
60.001 - 65.000	42	6,236,887	1.76
65.001 - 70.000	90	14,543,342	4.09
70.001 - 75.000	133	21,947,231	6.18
75.001 - 80.000	926	162,577,028	45.76
80.001 - 85.000	278	44,497,455	12.52
85.001 - 90.000	291	49,739,619	14.00
90.001 - 95.000	170	24,729,274	6.96
95.001 - 100.000	232	20,552,233	5.78
Total:	2,256	355,302,495	100.00

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	%
Full	1,248	184,495,522	51.93
Reduced	477	73,169,041	20.59
No Income/ No Asset	23	3,281,200	0.92
Stated Income / Stated Assets	508	94,356,732	26.56
Total:	2,256	355,302,495	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	%
Primary	2,060	334,359,151	94.11
Second Home	10	1,257,564	0.35
Investment	186	19,685,779	5.54
Total:	2,256	355,302,495	100.00

		Total
	No of	Scheduled
State	Loans	Balance	%
California	467	118,785,911	33.43
Florida	264	32,847,095	9.24
Michigan	129	15,895,567	4.47
Ohio	151	13,491,262	3.80
Texas	121	12,837,264	3.61
Georgia	80	10,785,997	3.04
Washington	63	10,726,170	3.02
Arizona	76	9,386,265	2.64
New York	45	9,276,724	2.61
Colorado	45	9,267,775	2.61
New Jersey	47	9,209,263	2.59
Virginia	43	7,860,042	2.21
Illinois	45	7,521,353	2.12
Massachusetts	39	7,487,860	2.11
Indiana	66	7,182,847	2.02
Other	575	72,741,101	20.47
Total:	2,256	355,302,495	100.00

		Total
	No of	Scheduled
Purpose	Loans	Balance	%
Purchase	1,079	165,522,470	46.59
Refinance - Rate Term	98	19,615,075	5.52

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

Refinance - Cashout	1,079	170,164,950	47.89
Total:	2,256	355,302,495	100.00

		Total
	No of	Scheduled
Product	Loans	Balance	%
Arm 2/28	1,351	220,674,403	62.11
Arm 3/27	296	51,428,075	14.47
Arm 5/25	2	828,949	0.23
Arm 6 Month	24	6,610,939	1.86
Fixed Rate	583	75,760,128	21.32
Total:	2,256	355,302,495	100.00

		Total
	No of	Scheduled
Property Type	Loans	Balance	%
Single Family Residence	1,839	281,709,659	79.29
PUD	209	41,241,273	11.61
2-4 Family	103	18,224,639	5.13
Condo	104	14,059,748	3.96
Manufactured Housing	1	67,175	0.02
Total:	2,256	355,302,495	100.00

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	%
0.01 - 4.00	16	3,523,205	1.26
4.01 - 4.50	26	5,971,611	2.14
4.51 - 5.00	96	22,877,509	8.18
5.01 - 5.50	149	37,275,338	13.33
5.51 - 6.00	167	32,897,734	11.77
6.01 - 6.50	199	37,789,194	13.52
6.51 - 7.00	199	36,432,434	13.03
7.01 - 7.50	207	27,847,230	9.96
7.51 - 8.00	222	30,197,887	10.80
8.01 - 8.50	138	17,680,078	6.32
8.51 - 9.00	118	14,067,515	5.03
9.01 - 9.50	71	6,716,917	2.40
9.51 - 10.00	46	4,696,311	1.68
10.01 - 10.50	17	1,472,422	0.53
10.51 >=	2	96,981	0.03
Total:	1,673	279,542,367	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	%
4 - 6	24	6,610,939	2.36
13 - 15	3	618,565	0.22
16 - 18	15	2,888,092	1.03
19 - 21	771	118,225,220	42.29
22 - 24	562	98,942,526	35.39
25 - 27	1	59,222	0.02
28 - 30	11	3,466,794	1.24
31 - 33	182	28,256,949	10.11
34 - 36	102	19,645,111	7.03
37 >=	2	828,949	0.30
Total:	1,673	279,542,367	100.00

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	%
9.51 - 13.00	318	79,041,950	28.28
13.01 - 13.50	165	31,145,705	11.14
13.51 - 14.00	214	41,937,302	15.00
14.01 - 14.50	208	33,168,005	11.87
14.51 - 15.00	263	35,814,947	12.81
15.01 - 15.50	180	21,974,627	7.86
15.51 - 16.00	138	16,111,547	5.76
16.01 - 16.50	89	10,422,763	3.73
16.51 - 17.00	70	7,651,310	2.74
17.01 - 17.50	22	1,854,379	0.66
17.51 - 18.00	6	419,833	0.15
Total:	1,673	279,542,367	100.00

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	%
<= 4.50	1	39,835	0.01
4.51 - 6.00	143	39,566,969	14.15
6.01 - 6.50	135	30,151,671	10.79
6.51 - 7.00	160	38,017,135	13.60
7.01 - 7.50	192	32,492,227	11.62
7.51 - 8.00	246	39,989,757	14.31
8.01 - 8.50	228	31,152,053	11.14
8.51 - 9.00	248	32,552,347	11.64
9.01 - 9.50	110	13,791,868	4.93
9.51 - 10.00	84	9,969,221	3.57
10.01 - 10.50	64	6,797,944	2.43
10.51 - 11.00	44	3,658,963	1.31
11.01 - 11.50	13	1,009,720	0.36
11.51 - 12.00	5	352,658	0.13
Total:	1,673	279,542,367	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	%
1.0	24	6,610,939	2.36
1.5	36	11,401,619	4.08
2.0	19	6,383,450	2.28
3.0	1,594	255,146,359	91.27
Total:	1,673	279,542,367	100.00

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	%
1.0	1,528	240,250,004	85.94
1.5	145	39,292,363	14.06
Total:	1,673	279,542,367	100.00

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

DERIVED INFORMATION   9/12/03

$725,000,050

Total Bonds Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2003-6

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/03 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.50% and 0.50% of the Mortgage Loans, respectively.

Total Number of Loans	5,097
Total Outstanding Loan Balance	$716,107,149		Min	Max
Average Loan Current Balance	$140,496		$4,875	$738,781
Weighted Average Original LTV	81.5%	*
Weighted Average Coupon	7.68%		4.50%	14.99%
Arm Weighted Average Coupon	7.64%
Fixed Weighted Average Coupon	7.83%
Weighted Average Margin	6.65%		3.75%	11.50%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	98.2%
% Second Liens	1.8%
% Arms	78.7%	**
% Fixed	21.3%	***
% of Loans with Mortgage Insurance	0.0%

*       Note, for second liens, CLTV is employed in this calculation

**     Including prefunding, adjustable rate loans shall represent approximately 78.5% of the total deal collateral

***   Including prefunding, fixed rate loans shall represent approximately 21.5% of the total deal collateral

	# of	% of	Total					% Full	% Owner	% 2nd
Scheduled Balance	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
0.01 - 25,000.00	162	0.4	2,925,069	12.16	242	621	97.2	43.0	86.0	94.0
25,000.01 - 50,000.00	387	2.1	15,036,686	10.09	315	607	82.6	58.9	79.9	34.1
50,000.01 - 75,000.00	778	6.8	48,776,154	8.68	343	612	80.5	64.6	86.6	6.5
75,000.01 - 400,000.00	3,649	82.6	591,563,946	7.58	355	626	81.7	51.6	94.3	0.3
400,000.01 - 500,000.00	94	5.9	41,937,180	7.02	353	643	79.7	43.5	96.8	0.0
500,000.01 - 600,000.00	20	1.6	11,195,058	6.83	357	642	80.3	79.7	100.0	0.0
600,000.01 - 700,000.00	4	0.4	2,522,489	7.27	357	652	72.1	48.6	100.0	0.0
700,000.01 - 800,000.00	3	0.3	2,150,567	6.35	357	686	80.9	65.6	100.0	0.0
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8

	# of	% of	Total					% Full	% Owner	% 2nd
FICO	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
<= 0	6	0.1	956,237	8.98	358	0	74.3	5.9	100.0	0.0
476 - 500	8	0.1	1,021,664	9.02	340	500	77.4	100.0	72.6	0.0
501 - 525	222	3.7	26,183,247	8.69	355	514	75.5	74.9	97.5	0.0
526 - 550	310	5.5	39,162,821	8.46	354	539	77.6	77.0	98.0	0.0
551 - 575	560	9.9	70,602,496	8.34	352	563	81.2	75.9	97.0	0.7
576 - 600	698	12.5	89,392,157	8.21	352	589	83.4	64.6	95.5	2.5
601 >=	3,293	68.3	488,788,526	7.36	352	655	81.9	43.8	92.4	2.0
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

	# of	% of	Total					% Full	% Owner	% 2nd
Original LTV (OLTV)*	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
<= 80.00	2,997	62.6	448,381,029	7.35	354	633	76.5	46.7	94.1	0.0
80.01 - 85.00	588	12.0	86,114,398	7.83	353	605	84.4	61.6	92.2	0.0
85.01 - 90.00	709	14.8	106,338,525	8.00	356	612	89.6	63.8	94.0	0.1
90.01 - 95.00	387	6.7	48,298,285	8.60	353	630	94.6	63.8	88.8	3.8
95.01 - 100.00	416	3.8	26,974,913	9.74	318	626	99.9	56.4	99.5	39.9
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8

*       Note, for second liens, CLTV is employed in this calculation

	# of	% of	Total					% Full	% Owner	% 2nd
Occupancy	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
Primary	4,649	93.7	671,134,255	7.63	353	624	81.6	53.4	100.0	1.8
Second Home	17	0.3	1,895,503	7.70	357	646	85.3	52.0	0.0	2.9
Investment	431	6.0	43,077,391	8.45	350	651	80.6	38.9	0.0	1.9
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8

	# of	% of	Total					% Full	% Owner	% 2nd
Documentation Type	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
Full	2,831	52.6	376,369,339	7.62	352	612	81.9	100.0	95.3	1.3
Reduced	971	18.9	135,120,053	7.76	354	644	82.6	0.0	91.8	3.2
No Income/ No Asset	39	0.7	5,314,285	7.25	353	640	73.6	0.0	92.3	1.0
Stated Income / Stated Assets	1,256	27.8	199,303,472	7.74	353	641	80.3	0.0	92.1	1.7
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8

	# of	% of	Total					% Full	% Owner	% 2nd
Rate	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
<= 10.00000	4,470	94.8	678,902,340	7.49	354	628	81.2	52.7	94.4	0.3
10.00001 - 10.50000	158	2.0	14,205,524	10.28	350	592	83.8	59.0	86.8	7.2
10.50001 - 11.00000	129	1.4	9,806,601	10.79	340	594	84.2	58.5	79.4	15.8
11.00001 - 11.50000	76	0.6	4,551,985	11.28	332	599	87.2	50.9	75.2	27.0
11.50001 - 12.00000	66	0.4	2,862,695	11.84	282	617	93.5	34.2	81.5	67.1
12.00001 - 12.50000	72	0.3	2,288,639	12.35	253	618	99.1	42.7	87.6	90.7
12.50001 - 13.00000	65	0.3	1,986,242	12.89	261	638	97.4	10.3	64.2	79.4
13.00001 - 13.50000	38	0.1	1,022,140	13.39	267	635	97.8	9.8	65.0	87.7
13.50001 - 14.00000	18	0.1	392,423	13.87	256	615	97.8	20.8	95.0	100.0
14.00001 - 14.50000	2	0.0	54,540	14.25	288	606	97.9	58.2	58.2	100.0
14.50001 - 15.00000	3	0.0	34,020	14.81	185	610	95.0	18.6	49.5	100.0
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8

	# of	% of	Total					% Full	% Owner	% 2nd
Loan Purpose	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
Purchase	2,373	45.6	326,332,513	7.63	354	647	83.1	36.5	92.8	3.3
Refinance - Rate Term	343	7.1	51,139,841	7.37	350	626	81.6	66.6	96.3	0.2
Refinance - Cashout	2,381	47.3	338,634,795	7.77	351	607	79.9	65.9	94.2	0.6
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-6

	# of	% of	Total					% Full	% Owner	% 2nd
DTI Ratio	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
<= 40.00	2,122	37.3	267,379,536	7.70	352	624	80.4	54.3	92.6	1.4
40.01 - 45.00	1,345	28.7	205,286,591	7.65	353	638	81.9	37.8	94.8	1.6
45.01 - 50.00	1,380	28.6	204,714,661	7.66	353	620	82.7	60.0	93.7	2.5
50.01 - 55.00	235	5.1	36,598,173	7.79	352	607	81.0	80.1	95.7	1.6
55.01 - 60.00	10	0.2	1,331,887	8.40	356	580	79.1	87.8	100.0	0.0
60.01 >=	5	0.1	796,302	7.47	354	602	83.3	11.3	100.0	2.8
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8

Original Penalty Period	# of	% of	Total					% Full	% Owner	% 2nd
(Months)	Loans	Sched_Bal	Sched_Bal	WAC	WAM	FICO	OLTV	Doc	Occ	Lien
0	883	12.9	92,621,448	8.48	347	623	81.9	52.8	87.4	7.2
6	1	0.0	208,244	6.50	355	673	80.0	100.0	100.0	0.0
12	175	4.7	33,702,194	7.54	354	629	80.4	52.0	94.3	1.3
24	2,123	45.4	325,296,548	7.59	357	617	82.5	56.4	95.5	0.8
30	7	0.2	1,162,562	8.22	352	623	87.4	66.8	100.0	3.1
36	1,772	34.2	245,164,710	7.55	350	638	80.6	47.4	93.6	1.0
42	1	0.0	44,933	10.89	356	620	70.3	100.0	100.0	0.0
48	2	0.1	652,286	6.50	324	606	56.2	28.8	100.0	0.0
60	133	2.4	17,254,225	7.27	333	649	76.2	52.0	93.6	2.5
Total:	5,097	100.0	716,107,149	7.68	352	626	81.5	52.6	93.7	1.8